Exhibit 10.1

WAIVER OF CLOSING CONDITION
October 4, 2023

Under Section 9.01(g) of the Amended and Restated Agreement and Plan of Merger, dated as of January 31, 2023, as amended by Amendment No. 1 dated June 25, 2023, Amendment No. 2 dated July 7, 2023, and Amendment No. 3 dated September 1, 2023 (the “Merger Agreement”), by and among FAST Acquisition Corp. II, a Delaware corporation (“SPAC”), Falcon’s Beyond Global, LLC, a Florida limited liability company that has since redomesticated as a Delaware limited liability company (the “Company”), Falcon’s Beyond Global, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, which was formerly known as Palm Holdco, Inc. (“Pubco”), and Palm Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Pubco, it is a condition to the closing of the transactions contemplated by the Merger Agreement that the Company Requisite Approval, defined as the affirmative vote of a majority of the managers of the Company and all of the members of the Company, shall have been obtained.

Under Section 9.01(e) of the Merger Agreement, it is a condition to the closing of the transactions contemplated by the Merger Agreement that as of immediately prior to the SPAC Merger Effective Time (as defined in the Merger Agreement), SPAC shall have net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934) of not less than five million one dollars ($5,000,001) remaining upon the consummation of the SPAC Merger Closing (as defined in the Merger Agreement).

Under Section 9.01, any one or more of the conditions to closing listed therein (each, a “Closing Condition”) may be waived (if legally permitted) in writing by all of the parties to the Merger Agreement (the “Parties”).

Each of the undersigned Parties, through its undersigned duly authorized officer, hereby waives compliance with the Closing Condition contained in Section 9.01(g), only with respect to the requirement for the affirmative vote of all of the members of the Company and not with respect to any vote of the managers of the Company, and with the Closing Condition contained in Section 9.01(e).

[Signature pages follow]

IN WITNESS WHEREOF, each party has caused this Waiver to be executed and delivered by its respective duly authorized officer as of the date first written above.

FAST ACQUISITION CORP. II

By:	/s/ Garrett Schreiber
Name: Garrett Schreiber
Title: Chief Financial Officer

FALCON’S BEYOND GLOBAL, LLC

By:	/s/ L. Scott Demerau
Name: L. Scott Demerau
Title: Executive Chairman

FALCONS BEYOND GLOBAL, INC.

By:	/s/ L. Scott Demerau
Name: L. Scott Demerau
Title: Executive Chairman

PALM MERGER SUB, LLC

By:	/s/ L. Scott Demerau
Name: L. Scott Demerau
Title: Executive Chairman